UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2026

Janus International Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40456	86-1476200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

135 Janus International Blvd., Temple, GA 30179

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (866) 562-2580

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	JBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 15, 2026, Janus International Group, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) virtually via live webcast. Only shareholders of record at the close of business on April 22, 2026, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 136,392,459 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. Present at the meeting in person or by proxy were holders of 130,313,562 shares of the Company’s common stock, which represented approximately 95.54% of the voting power of all shares of common stock as of the record date and constituted a quorum for the transaction of business at the Annual Meeting.

The shareholders of the Company voted on the following proposals at the Annual Meeting:

1.	To elect three nominees (Paul Vasington, Jeannine Lane, and Eileen M. Youds) to serve as Class II directors, each for a two-year term until the 2028 annual meeting of shareholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending January 2, 2027; and

3.	To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the Annual Meeting;

The voting results for each proposal were as follows:

Proposal 1 - Election of Class II Directors:

	For	Withhold	Broker Non-Votes
Paul Vasington	118,090,427	210,978	12,012,157
Jeannine Lane	117,092,960	1,208,445	12,012,157
Eileen M. Youds	114,964,599	3,336,806	12,012,157

Based on the votes set forth above, each director nominee was duly elected to serve as a Class II director for a two-year term until the 2028 annual meeting of shareholders and until each of their respective successors is duly elected and qualified.

Following the Annual Meeting, in addition to the Class II directors, Ramey Jackson, Xavier Gutierrez, Heather Harding, Roger Fradin, Tony Byerly, and Joseph F. Hanna will also continue in their terms as directors.

Proposal 2 - Ratification of KPMG LLP as the Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
130,252,524	60,862	176	–

Based on the votes set forth above, the shareholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 2, 2027.

Proposal 3 - Compensation of Named Executive Officers:

For	Against	Abstain	Broker Non-Votes
109,765,147	7,873,768	662,490	12,012,157

Based on the votes set forth above, the shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2026

JANUS INTERNATIONAL GROUP, INC.

By:	/s/ Elliot Kahler
Name:	Elliot Kahler
Title:	General Counsel and Corporate Secretary